425 SA-2 03/10

                         SUPPLEMENT DATED MARCH 25, 2010
                  TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2009
                                       OF
                              TEMPLETON INCOME FUND
                 (a series of Templeton Global Investment Trust)

The Statement of Additional Information (SAI) is amended as follows:

The section entitled "Goals, Strategies and Risks - Derivative Instruments," beginning on page 12, is supplemented with the following:

EXCHANGE-TRADED PUT AND CALL OPTIONS ON INTEREST RATE/BOND FUTURES. The Fund may purchase options on interest rate/bond futures to help hedge the Fund's risk of potentially rising interest rates. An option on an interest rate or bond futures contract is an exchange-traded contract in which a seller grants to a buyer the right (but not the obligation) to buy or sell a futures contract. The buyer pays the seller a premium for the option. Contract standardization, together with the clearing corporation guarantee, facilitates options trading. A buyer or seller of an exchange-traded option can liquidate an open position in an option before expiration by making an offsetting transaction. For example, the holder of a put option can liquidate his position by selling a put with the same strike price and expiration date. As with futures contracts, most positions in standardized options are liquidated with an offsetting transaction before the expiration date rather than being held for the purpose of selling or buying the underlying instrument. The net profit or loss in an option transaction is determined by the difference between the premium originally paid and the price received when it is sold.

Similar to futures, options on futures trade on exchanges designated as contract markets. They provide transparent pricing/valuation and the elimination of counterparty risk. Unlike futures contracts, buyers of options are not required to deposit funds in a margin account because their risk of loss is limited to the premium paid for the option.

If the Investment Manager's judgment regarding the general direction of market prices or interest rates is incorrect, the Fund's overall performance would be negatively impacted. When options on futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying asset(s) on which the options on futures contract is based and movements in the prices of the assets sought to be hedged. Adverse market movements could cause the Fund to experience substantial losses. Futures contracts that are traded on foreign exchanges, as well as options on such contracts, may not be as liquid as those purchased on Commodity Futures Trading Commission designated contract markets.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.